UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Elandia, Inc.
(Name of Registrant As Specified in Charter)

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Elandia, Inc.

1500 Cordova Road

Suite 312

Fort Lauderdale, Florida 33316

August 13, 2007

To the Stockholders of Elandia, Inc.:

Effective July 26, 2007, Elandia, Inc., a Delaware corporation (“Elandia,” “the Company,” “we” or “us”), obtained the written consent of stockholders holding a majority of the outstanding shares of common stock of the Company to the adoption of the Company’s 2007 Stock Option and Incentive Plan (the “Plan”).

The accompanying Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and constitutes the notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders required by Section 228(e) of the Delaware General Corporation Law. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the approval of the adoption of the Plan since no meeting of the Company’s stockholders will be held or proxies or consents solicited from the Company’s stockholders in connection with this matter because the requisite approval had been secured by means of the written consent of the holders of a majority of the outstanding shares of common stock of the Company.

Under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the approval cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

By Order of the Board of Directors

/s/ Harry G. Hobbs
Chief Executive Officer
August 13, 2007

Elandia, Inc.

1500 Cordova Road

Suite 312

Fort Lauderdale, Florida 33316

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO

STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS

DESCRIBED HEREIN.

This is to inform you that a majority of the outstanding shares of common stock of Elandia, Inc., a Delaware corporation (“Elandia,” the “Company,” “we” or “us”), has consented in writing pursuant to Section 228(e) of the Delaware General Corporation Law (“DGCL”) to the adoption of the Company’s 2007 Stock Option and Incentive Plan (the “Plan”).

This Information Statement is being mailed on or about August 17, 2007 to the holders of record of the Company’s common stock as of July 26, 2007.

The adoption of the Plan will become effective on the date 20 days following the mailing of this Information Statement to the stockholders of the Company.

The date of this Information Statement is August 13, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

CONSENT

Two holders of an aggregate of 6,821,683 shares, constituting 52.1% of our common stock, executed and delivered to us their written consents effective July 26, 2007 (the “Consent Record Date”) approving the adoption by the Board of Directors of the Plan. Stanford International Bank Ltd. has voted an aggregate 5,626,508 shares of common stock, and Kelton Investments Limited has voted an aggregate 1,195,175 shares of common stock, all in favor of the adoption of the Plan.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the foregoing action is authorized by Section 228(e) of the DGCL and Article 2, Section 9 of the Company’s Bylaws, which provides that the written consent of stockholders holding at least the minimum number of votes that will have been necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted may substitute for such a special or annual meeting. Our Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company in order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the foregoing action as early as possible in order to accomplish the purposes of the Company as hereafter described. Each share of outstanding common stock is entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth as of the Consent Record Date, information with respect to beneficial ownership of our common stock by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each named executive officer, (iii) each of our Directors and nominee officers and Directors and (iv) all of such Directors and officers as a group.

Name and Address(1)	Beneficial Ownership
	Number of Shares	Percent of Total
Directors and Named Executive Officers
Michael J. Ah Koy(2)	1,276,557	9.8%
Harley L. Rollins (3)	108,002	*
Laura J. Jaeger	0	0
Sir James M. Ah Koy (4)	1,212,918	9.3%
Osmo A. Hautanen	9,000	*
Winston Thompson	9,000	*
Harry G. Hobbs	0	0
Michael D. McCutcheon	0	0
David L. Levine	6,000	*
Charles “Carlos” J. Fernandez	6,000	*
Jai Bhagat	6,000	*
All current executive officers and Directors as a group (11 persons)	2,835,020	21.55%

Beneficial Owners of More than 5%
Stanford International Bank Ltd. (5)	12,595,508	62.8%
Kelton Investments Limited (6)	1,195,175	9.2%
W&R South Pacific, L.P.(7)	1,396,718	10.7%
Krishna Sami(8)	828,105	6.3%
Sami Holdings Ltd(9)	814,307	6.2%

*	Indicates beneficial ownership of less than one percent of our total outstanding common stock.
(1)	Except as otherwise noted, address is c/o Elandia, Inc., 1500 Cordova Road, Suite 312, Fort Lauderdale, FL 33316.
(2)	Includes 81,382 shares held by Michael J. Ah Koy and 1,195,175 shares held by Kelton Investments Limited.
(3)	Represents 108,002 shares currently held by Mr. Rollins, of which 54,001 shares are subject to certain repurchase rights set forth in the Stock Purchase Agreement dated November 14, 2005.
(4)	Includes 14,743 shares held by Sir James M. Ah Koy and 1,195,175 shares held by Kelton Investments Limited.
(5)

The beneficial shareholder of Stanford International Bank Ltd. is R. Allen Stanford and the address of the beneficial owner is 5050 Westheimer Road, Houston, Texas 77056. Includes (i) 5,626,508 shares of common stock owned, (ii) 6,060,000 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock issuable upon conversion of a Convertible Promissory Note, and (iii) 909,000 shares of common stock issuable upon exercise of a currently-exercisable warrant.

(6)

Kelton Investments Limited is a corporation existing under the laws of Fiji, of which the JMA Family Trust holds a 62% ownership interest. Sir James M. Ah Koy is the trustee of the Trust and the managing member of Kelton and exercises voting and investment power over the shares held by Kelton. In addition, Michael J. Ah Koy has a 9.5% direct beneficial interest in the JMA Family Trust.

(7)

W&R South Pacific, L.P., a Washington limited partnership, is owned and controlled by W&R, Inc., an American Samoa corporation, which is wholly-owned by Barry I. Rose and his wife. Mr. Rose and his wife are the managing partners of W&R South Pacific. They exercise shared voting and investment power over the shares held by W&R South Pacific, L.P.

(8)	Includes 13,798 shares held by Krishna Sami and 814,307 shares held by Sami Holdings Ltd, a private company controlled by Krishna Sami.
(9)	Sami Holdings Ltd is a private company controlled by Krishna Sami.

ACTION

APPROVAL OF 2007 STOCK OPTION AND INCENTIVE PLAN

General

On May 21, 2007, our Board of Directors approved the 2007 Stock Option and Incentive Plan (the “Plan”) that will enable us to grant equity and equity-linked awards to our outside Directors, officers, employees, consultants and advisors. Effective July 26, 2007, stockholders representing an aggregate of approximately 52.1% of our outstanding common stock provided us with a written consent approving the adoption of the Plan.

The 2007 Stock Option and Incentive Plan

The Plan is intended to allow us to provide incentives that will strengthen the desire of highly competent persons to serve as outside Directors, officers, employees, consultants and advisors of our Company, and further stimulate their efforts on behalf of our Company. We have summarized below certain key provisions of the Plan. This summary may not contain all the information that is important to you. You should review the entire Plan, a copy of which is included as Exhibit A.

Shares Available

The maximum number of shares of our common stock that may be delivered under the Plan is 2,606,700, subject to adjustment for certain specified changes to our capital structure. Some awards under the Plan may link future payments to the recipient to the future value of a specified number of shares of our common stock. The number of shares used for reference purposes in connection with these awards will be considered “delivered” for purposes of computing the maximum number of shares that may be delivered under the Plan. If an award under the Plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the Plan.

Eligibility

All of our employees, officers, outside Directors, consultants and advisors, including those of our subsidiaries, are eligible in the Plan.

Administration

The administrator of the Plan (the “Administrator”) will be the Board of Directors (or any committee which the Board designates to serve as the administrator) and will, among other things, have the authority:

•	to select the individuals to whom awards may from time-to-time be granted

•

to determine the time or times of grant, and the extent, if any, of incentive stock options, non-qualified stock options, stock appreciation rights, phantom stock awards, restricted stock awards, unrestricted stock awards and deferred stock awards, or any combination of the foregoing, granted to any one or more grantees;

•	to determine the number of shares of common stock to be covered by any award;

•

to determine and modify from time to time the terms and conditions, including restrictions not inconsistent with the terms of the Plan, of any award, which terms and conditions may differ among individual awards and grantees, and to approve the form of written instruments evidencing the awards;

•	to accelerate at any time the exercisability or vesting of all or any portion of any award;

•	subject to certain provisions of the Plan, to extend at any time the period in which stock options may be exercised; and

•

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

In order to comply with the laws in other countries in which we and our subsidiaries operate or have employees or other individuals eligible for awards, the Administrator shall have the power and authority to:

•	determine which subsidiaries shall be covered by the Plan;

•	determine which individuals outside the United States are eligible to participate in the Plan;

•	modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws;

•	establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable; and

•

take any action, before or after an award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Internal Revenue Code, or any other applicable United States governing statute or law.

Types of Awards

The types of awards that may be made under the Plan are stock options, stock appreciation rights, phantom stock awards, restricted stock awards, unrestricted stock awards, deferred stock awards and performance-based awards. The Administrator will fix the terms of each award, including, to the extent relevant, the following: (i) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted and unrestricted stock awards, (ii) vesting requirements and other conditions to exercise, (iii) term and termination, (iv) effect, if any, of change of control and (v) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Stock Options. The Administrator may grant options that are qualified as “incentive stock options” under Section 422 of the Internal Revenue Code (“ISOs”) and options that are not so qualified (“Non-Qualified Options”). ISOs are subject to certain special limitations, including the following: (i) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (ii) the term may not exceed 10 years, and in the case of a recipient who is a 10% or more owner of our common stock, the term of such option shall not be more than five years, and (iii) the recipient must be an employee of the Company or any subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Internal Revenue Code.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Administrator. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, of any, of (i) the fair market value of a share of our common stock as of the exercise date over (ii) the specified base price. At the discretion of the Administrator, any required payment may be made in cash, shares of our common stock, or both.

Phantom Stock Awards. A phantom stock award granted to a grantee under the Plan will entitle the grantee, upon conversion, to receive an amount determined by multiplying (i) the “fair market value” of a share of common stock on the date of conversion, by (ii) the number of shares of common stock as to which such grant of phantom stock has been awarded. Payment of phantom stock may be made solely in whole shares of our common stock or, alternatively, solely in cash or a combination of cash and our common stock (which may be restricted stock), totally at the discretion of the Administrator.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Administrator. The shares will be subject to such vesting periods and other restrictions and conditions as the Administrator determines.

Unrestricted Stock Awards. An unrestricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the administrator. Such shares of stock will be free of any restrictions under the Plan or any Stock Award Agreement.

Deferred Stock Awards. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a deferred stock award. Any such election shall be made in writing and shall be delivered to the us no later than the date specified by the Administrator and in accordance with Section 409A of the Internal Revenue Code and such other rules and procedures established by the Administrator. Any such deferred compensation shall be converted to a fixed number of phantom stock units based on the “fair market value” of our common stock on the date the compensation would otherwise have been paid to the grantee but for the deferral. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual awards and recipients. At the end of the deferral period, the deferred stock award, to the extent vested, shall be paid to the recipient in the form of shares of common stock.

Performance-Based Awards to Covered Employees. If any restricted stock award or deferred stock award granted to a covered employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder, such award shall be based on the performance criteria used in performance goals set forth in the Plan. The Administrator shall select, within a specified period, the performance criteria for such grant, and the achievement targets with respect to each performance criterion. Each performance-based award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. Following the specified performance cycle, the Administrator will review and certify in writing whether, and to what extent, the performance criteria for the performance cycle was achieved and determine the actual size of the performance award.

Certain Corporate Transactions

If certain corporate transactions specified in the Plan occur, the Administrator may make appropriate or equitable adjustments to the Plan and awards, including (i) the number of shares of stock that can be granted, (ii) the number and kind of shares or other securities subject to any then outstanding awards and (iii) the exercise price, base price, or purchase price applicable to outstanding awards under the Plan.

The Administrator may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our Company or any sale or transfer of all or part of our assets or business, or any similar event. The Administrator may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Amendment

The Board may amend or discontinue the Plan at any time and from time to time, provided that (i) no amendment may deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person’s consent, and (ii) amendments may be subject to stockholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Term of Plan

No award may be granted under the Plan the day immediately preceding the tenth anniversary of the effective date of the Plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by us paid to certain of our executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of stock options, SARs and certain other “performance-based compensation” awards under the Plan would qualify for the performance-based compensation exception to the deductibility limit.

Matters Relating to Change of Control. The Plan provides for the immediate vesting of all outstanding unvested awards upon a “change of control” (as that term is defined in the Plan) and held in escrow as determined by the Administrator. In such event, all or a portion of the relevant award may be deemed a “parachute payment.” Under provisions of the Internal Revenue Code, (i) the recipient of an “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (ii) the “excess parachute payment” would not be deductible to our Company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognize by the participant with respect to shares acquired upon exercise of the non-qualified option.

Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (i) the exercise price and the fair market value of the shares on the date of exercise, or (ii) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Effective Date of the Plan

The Plan will become effective 20 days from the mailing of the Information Statement to our stockholders, or approximately September 5, 2007.

Interests of Certain Persons in Matters to be Acted Upon

Upon adoption of the Plan, we intend to use the Plan to compensate employees, officers, outside Directors, consultants and advisors with equity compensation, However, there is no current agreement or obligation obligating us to provide equity compensation and no determination has yet been made regarding potential equity compensation grants.

No Dissenter’s Rights

Under Delaware Law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan.

WHERE YOU CAN FIND MORE INFORMATION

Our Company files reports and other information with the SEC under the Securities Act of 1934, as amended, and this Information Statement should be read in conjunction with those previously filed reports. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like Elandia, Inc., who file electronically with the SEC. The address of that site is http://www.sec.gov.

You may also obtain copies of these materials by mail from the Public Reference Section of the U.S. Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information about the Company, by contacting us directly at telephone (954) 728-9090 or facsimile (954) 728-9080.

By Order of the Board of Directors

/s/ Harry G. Hobbs
Chief Executive Officer
August 13, 2007

EXHIBIT A

ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

(a) Purpose. The name of the plan is the Elandia, Inc. 2007 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons (including consultants) of Elandia, Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

(b) Definitions. The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Phantom Stock Awards, and Stock Awards (which Stock Awards could be restricted, unrestricted, deferred and/or performance based).

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence of one or more of the following events:

(i)	The stockholders of the Company approve a merger or consolidation of the Company with any corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by renaming outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(ii)

A change in ownership of the Company through a transaction or series of transactions, such that any person or entity is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of securities of the combined voting power of the Company’s then outstanding securities; provided that, for such purposes, (x) any acquisition by the Company, in exchange for Company’s securities, shall be disregarded and (y) any acquisition of securities of the Company by Stanford International Bank Ltd. or any subsidiary or affiliate thereof, in one transaction or in a series of transactions and regardless of the amount of securities acquired, shall not constitute a change in ownership or Change of Control;

(iii)	A change in composition of a majority of the members of the Board within any twenty-four (24) month period;

(iv)	The approval by the Board (or by the stockholders if stockholder approval is required by applicable law or under the terms of any relevant agreement) of any agreement for the sale or disposition of all or substantially all of the Company’s assets or a sale/leaseback of all or substantially all of the Company’s assets (with or without a purchase option);

(v)	A transfer of all or substantially all of the Company’s assets pursuant to a partnership or joint venture agreement where the Company’s resulting interest is or becomes fifty percent (50%) or less; or

(vi)	The Board (or the stockholders if stockholder approval is required by applicable law or under the terms of any relevant agreement) shall approve a plan of complete liquidation of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board or any successor committee established by the Board.

“Common Stock” or “Stock” means the common stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of shares of Stock to a grantee, payable at the end of a specified deferral period and subject to restrictions and conditions as the Administrator may determine at the time of grant.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder.

“Expiration Date” means the day on which a Stock Option or Award is no longer valid and, therefore, ceases to exist.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted for quotation on the National Market System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Family Member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

“Incentive Stock Options” means any Stock Option that meets the requirements of Section 422 of the Code.

“Misconduct” refers to the termination of an optionee’s or grantee’s employment with the Company due to (i) one or more demonstrable and material acts of dishonesty, disloyalty, insubordination, or willful misconduct; (ii) the continued failure, in the judgment of the Chief Executive Officer of the Company or the Board, by the optionee or grantee to substantially perform his or her duties (other than such failure resulting from death or disability); or (iii) termination of employment for “Cause” within the meaning of any written employment agreement between optionee or grantee and the Company. The Committee, in its sole and absolute discretion, shall determine whether the optionee’s or grantee’s employment is terminated by reason of “misconduct.”

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award.

“Phantom Stock Award” means an Award entitling the recipient to receive an amount equal to the Fair Market Value of the shares of Common Stock to which such right relates subject to such restrictions and conditions as the Administrator may determine at the time of grant

“Phantom Stock Unit” means an amount equal to the Fair Market Value of one share of Common Stock to which such right relates.

“Restricted Stock Award” means an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” or “Common Stock” means the common stock, par value $0.00001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” or “Stock Appreciation Rights” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right (except as otherwise provided for in Section 7).

“Stock Awards” means collectively, a Restricted Stock Award, Unrestricted Stock Award, and/or Deferred Stock Award, which may or may not be performance-based.

“Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means any Award pursuant to which a grantee may receive shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by either the Board or the Committee, as specifically designated by the Board (the “Administrator”).

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted

(ii)

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Phantom Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Deferred Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)	to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	subject to the provisions of Section 5(d), to extend at any time the period in which Stock Options may be exercised; and

(vii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) of the Plan; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(d) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to an officer (including the chief executive officer) of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or are not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(e) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,606,700 shares. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the maximum number of Incentive Stock Options that may be issued under the Plan, (iii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code or a modification of the Option or Stock Appreciation Right such that the Option or Stock Appreciation Right becomes treated as “nonqualified deferred compensation” subject to Section 409A.

(d) Consolidations, Mergers or Sales of Assets or Stock. Except as otherwise set forth in the Plan, if the Company is to be consolidated with or acquired by another person or entity in a merger, sale of all or substantially all of the Company’s assets or stock or otherwise (an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, with respect to outstanding Awards or shares acquired upon exercise of any Award, take one or more of the following actions: (i) make appropriate provision for the continuation of such Award by substituting on an equitable basis for the shares then subject to such Award the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Award or of any installment of any such Award; (iii) upon written notice to the grantees, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Award shall terminate; (iv) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Award (to the extent then exercisable) over the exercise price thereof; or (v) in the event of a stock sale, require that the grantee sell to the purchaser to whom such stock sale is to be made, all shares previously issued to such grantee upon exercise of any Award, at a price equal to the portion of the net consideration from such sale which is attributable to such shares.

(e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by officers, employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation or affiliate thereof with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation or affiliate thereof. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such officers, full or part-time employees, directors and key persons (including consultants) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a) Generally. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. The grant of a Stock Option is contingent on the grantee executing a Stock Option Agreement.

(b) Grants of Stock Options. Stock Options granted pursuant to this Section shall be subject to the terms and conditions contained in the Plan as well as such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem advisable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(c) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

(d) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five (5) years from the date of grant.

(e) Exercisability; Time of Vesting; Number of Options. Stock Options shall become exercisable only with respect to shares which have vested. The number of Stock Options awarded to an optionee and its applicable vesting schedule shall be as determined by the Administrator.

(f) Rights as a Stockholder. A grantee awarded Stock Options shall have no rights as a stockholder of the Company unless and until the grantee exercises all or some portion of the Stock Option and then only with respect to the stock issued.

(g) Form of Stock Option Agreements. The forms of Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement for optionees pursuant to this Section are attached hereto as Exhibit A and Exhibit B, respectively.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Rights may be granted only at the time of the grant of the Option. The grant of a Stock Appreciation Right is contingent on the grantee executing a Stock Appreciation Rights Agreement.

(b) Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option). In the case of a Stock Appreciation right granted to a Ten Percent Owner in tandem with an Incentive Stock Option, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

(c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)	Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable;

(ii)	Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered; and

(iii)	A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(d) Exercisability; Time of Vesting. Stock Appreciation Rights shall become exercisable only with respect to shares which have vested. The number of shares awarded to a grantee and its applicable vesting schedule shall be as determined by the Administrator.

(e) Rights as a Stockholder. A grantee awarded Stock Appreciation Rights shall have no rights as a stockholder of the Company unless and until the grantee exercises all or some portion of the Stock Appreciation Rights and then only with respect to the stock issued.

(f) Form of Stock Appreciation Rights Agreement. The form of Stock Appreciation Rights Agreement for grantees pursuant to this Section is attached hereto as Exhibit C.

SECTION 7. METHOD OF EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Manner of Payment. Stock Options and Stock Appreciation Rights may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award agreement:

(i)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)	Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under SFAS 123R, Share Based Payment, or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six (6) months; or

(iii)	By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

(b) Payment Subject to Collection. Payment instruments will be received subject to collection. The transfer to the optionee of the records of the Company or to the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option or Award will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option or Award) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option or Award shall be net of the number of shares attested to.

(c) Incentive Stock Option Limitation. In the case of a grant of Stock Options, to the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00). To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 8. PHANTOM STOCK AWARDS

(a) Grant of Phantom Stock Awards. A Phantom Stock Award granted to a grantee shall entitle the grantee, upon conversion, to surrender such Phantom Stock Award or any portion thereof, to the extent not then converted, and to receive payment of an amount computed pursuant to Section 8(e). The grant of a Phantom Stock Award is contingent on the grantee executing a Phantom Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. A grantee awarded Phantom Stock shall have no rights as a stockholder of the Company.

(c) Number of Phantom Stock Units; Vesting. The number of shares of Phantom Stock awarded to a grantee and its applicable vesting schedule shall be as determined by the Administrator.

(d) Conversion. As of the date the grantee’s Phantom Stock has fully vested, a Phantom Stock Award shall be deemed converted upon receipt by the Company of (i) the Phantom Stock Award Agreement; and (ii) written notice from the grantee instructing the Company to convert all or any specified portion of such Phantom Stock Award. Upon conversion of a Phantom Stock Award, the grantee shall be entitled to receive payment of an amount determined by multiplying (i) the Fair Market Value of a share of Common Stock on the date of conversion, by (ii) the number of shares of Common Stock as to which such Phantom Stock Award has been converted. A Phantom Stock Award may be converted in whole or in part with respect to whole shares of Common Stock, but may not be converted with respect to any fractional share unless the Phantom Stock Award is being converted in whole. To the extent a Phantom Stock Award is converted in part, an appropriate notation will be made on the Phantom Stock Award Agreement surrendered to the Company and such agreement will be returned to the appropriate grantee.

(e) Manner of Payment. Payment may be made solely in whole shares of Common Stock valued at Fair Market Value on the date of conversion of the Phantom Stock Award or, alternatively, in the discretion of the Committee, solely in cash or a combination of cash and Common Stock (which may be restricted stock). If the Committee decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

(f) Form of Phantom Stock Award Agreement. The form of Phantom Stock Award Agreement for grantees pursuant to this Section is attached hereto as Exhibit D.

SECTION 9. STOCK AWARDS

(a) Restricted Stock Awards.

(1)	The Restricted Stock Awards shall be subject to such restrictions as shall be determined by the Administrator and specifically set forth in a Stock Award Agreement. Such restrictions, terms and conditions may differ among individual awards and grantees. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(2)	Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any purchase price, if applicable, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock is vested as provided in Section 9(a)(3) below; and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 9(a)(3) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(3)	The number of shares of Restricted Stock awarded to a grantee hereunder, any restrictions with respect to such Award, and any applicable vesting schedule shall be as determined by the Administrator.

(4)	The Administrator may, in its sole discretion, grant a Restricted Stock Award to a grantee that is based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

(b) Unrestricted Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions under the Plan or any Stock Award Agreement. The grant of an Unrestricted Stock Award is contingent on the grantee executing a Stock Award Agreement. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

(c) Deferred Stock Awards.

(1)	The grant of a Deferred Stock Award is contingent on the grantee executing a Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(2)	The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any such deferred compensation shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee but for the deferral.

(3)	During the deferral period, a grantee shall have no rights as a stockholder.

(4)	The number of shares of Deferred Stock awarded to a grantee hereunder and its applicable vesting schedule and deferral period shall be as determined by the Administrator in its sole discretion and shall be set forth in the Stock Award Agreement.

(d) Performance-Based Awards to Covered Employees. Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(i)	The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) net sales, gross margin, operating income, cash flow, funds from operations or similar measures; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share, (viii) status of clinical studies and other regulatory approvals and milestones, (ix) manufacturing developments and/or progress, (x) achievement of sales milestones, and (xi) other operational objectives of the Company.

(ii)	With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first ninety (90) days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(iii)	Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle has been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(e) Form of Stock Award Agreement. The form of Stock Award Agreement for grantees pursuant to this Section is attached hereto as Exhibit E.

SECTION 10. TRANSFERABILITY OF AWARDS

(a) Board Approval. Following the review and presentation by the Committee, any Award granted hereunder shall require Board approval.

(b) Transferability. Except as otherwise provided herein, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity, and no Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the shares of Common Stock issued upon exercise or conversion of any award and upon the expiration of any restrictions or vesting periods may be assigned or transferred in compliance with the Act. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(c) Committee Action. Notwithstanding Section 10(b), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards to his or her immediate Family Members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 12. TERMINATION OF EMPLOYMENT PRIOR TO VESTING

(a) Termination for Misconduct. Except as may otherwise be provided herein or in the Agreement granting the Award, any portion of an Option or Award outstanding upon the optionee’s or grantee’s resignation or termination of employment (or other service relationship) for Misconduct with the Company and its Subsidiaries shall terminate immediately and be of no further force and effect.

(b) Termination Other Than for Misconduct. If the optionee’s or grantee’s employment (or other service relationship) with the Company terminates for any reason other than as set forth in Section 12(a) above, and unless otherwise determined by the

Administrator, any portion of the Option or Award outstanding on such date shall become immediately exercisable in full; provided, however, that:

(i)	if the optionee’s or grantee’s employment (or other service relationship) terminates by reason of his or her death, any portion of the Option or Award outstanding on such date shall, regardless of whether the Option or Award has fully vested in accordance with the terms hereof or the Agreement become fully exercisable and may thereafter be exercised by the optionee’s or grantee’s legal representative or legatee for a period of six (6) months from the date of death or until the Expiration Date, if earlier; and

(ii)	if the optionee’s or grantee’s employment (or other service relationship) terminates by reason of his or her grantee’s disability (as determined by the Administrator), any portion of the Option or Award outstanding on such date shall, regardless of whether the Option or Award has fully vested in accordance with the terms hereof or the Agreement, become fully exercisable and may thereafter be exercised by the optionee or grantee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. The death of the optionee or grantee during the 12-month period provided in this Section shall extend such period for another twelve (12) months from the date of death or until the Expiration Date, if earlier.

(c) Binding Nature. The Administrator’s determination of the reason for termination of the optionee’s or grantee’s employment shall be conclusive and binding on the optionee or grantee and his or her representatives or legatees.

SECTION 13. CHANGE IN CONTROL

If a Change in Control occurs, any Option or Award hereunder shall immediately vest and be held in escrow in a manner determined by the Administrator. If, and to the extent that, the optionee or grantee (i) completes twelve (12) consecutive months of employment (or other service relationship) with the Company following the Change in Control (as determined by the Administrator); or (ii) is terminated for any reason other than for Misconduct, whichever is earlier, the optionee’s or grantee’s right to the Option or Award shall become immediately exercisable in full. Termination without “Cause” as used herein shall mean the termination of optionee’s or grantee’s employment (or other service relationship) with the Company for any reason other than for Misconduct.

SECTION 14. ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A

In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than one hundred percent (100%) of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a) Exercise and Distribution. Except as provided in Section 14(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i)	A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii)	Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 14(a)(ii) may not be made before the date that is six (6) months after the date of separation from service.

(iii)	The date of death of the 409A Award grantee.

(iv)	The date the 409A Award grantee becomes disabled (within the meaning of Section 14(c)(ii) hereof).

(v)	The occurrence of an unforeseeable emergency (within the meaning of Section 14(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi)	The occurrence of a Change in Control Event (within the meaning of Section 14(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within twelve (12) months of the Change in Control Event.

(b) No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 14(a) hereof, except in the case of one of the following events:

(i)	The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code);

(ii)	The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code); and

(iii)	The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within twelve (12) months of the Change in Control Event and cancel the 409A Award for compensation.

(c) Definitions. Solely for purposes of this Section and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i)	“Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on September 29, 2005 or any subsequent guidance).

(ii)	“Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii)	“Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 15. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)	a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)	an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants without stockholder approval. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan; (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan; or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any optionee any right to continued employment for other service relationship with the Company or any Subsidiary. Neither the Plan nor any agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment (or other service relationship) of the Optionee at any time.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(e) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

EXHIBIT A

FORM OF INCENTIVE STOCK OPTION AGREEMENT

UNDER THE ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share: $
[FMV on Grant Date (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Elandia, Inc. 2007 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Elandia, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of common stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall become exercisable only with respect to shares which have vested in accordance with the vesting schedule described as follows:

.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement without definition shall have the meaning specified in the Plan, unless a different meaning is specified herein.

3. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option

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qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within thirty (30) days after such disposition.

4. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ELANDIA, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

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EXHIBIT B

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share: $
[FMV on Grant Date]

Grant Date:

Expiration Date:

Pursuant to the Elandia, Inc. 2007 Stock Option and Incentive Plan (the “Plan”), Elandia, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of common stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall become exercisable only with respect to shares which have vested in accordance with the vesting schedule described as follows:

.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement without definition shall have the meaning specified in the Plan, unless a different meaning is specified herein.

3. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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ELANDIA, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned.

Dated:
Optionee’s Signature

Optionee’s name and address:

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EXHIBIT C

FORM OF STOCK APPRECIATION RIGHTS AGREEMENT

UNDER ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Exercise Price per Share: $
[FMV on Grant Date]

Grant Date:

Expiration Date:

Pursuant to the Elandia, Inc. 2007 Stock Option and Incentive Plan (the “Plan”), Elandia, Inc. (the “Company”) hereby grants to the Grantee named above a Stock Appreciation Right (the “SAR”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of common stock, par value $0.00001 per share (the “Stock”), of the Company specified above at the Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this SAR may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this SAR shall become exercisable only with respect to shares which have vested in accordance with the vesting schedule described as follows:

.

Once exercisable, this SAR shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Incorporation of Plan. Notwithstanding anything herein to the contrary, this SAR shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement without definition shall have the meaning specified in the Plan, unless a different meaning is specified herein.

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3. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ELANDIA, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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EXHIBIT D

FORM OF PHANTOM STOCK AWARD AGREEMENT

UNDER ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

THIS PHANTOM STOCK AWARD AGREEMENT (the “Agreement”) is made and entered into on                     , 2007 by and between Elandia, Inc., a Delaware corporation (the “Company”), and                      (the “Grantee”).

RECITALS:

A. The Company desires to provide incentive compensation to the Grantee in the form of a phantom award of common stock, par value $0.00001 per share (the “Common Stock”), of the Company on the terms and subject to the conditions set forth herein.

B. Pursuant to the Elandia, Inc. 2007 Stock Option and Incentive Plan, as amended through the date hereof (the “Plan”), the Company hereby grants to the Grantee a phantom award of                      (            ) shares of Common Stock.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Grant of Phantom Stock. The Company hereby grants to the Grantee named above a phantom award of                      (            ) shares of Common Stock (the “Phantom Shares”), subject to the terms and conditions set forth herein and in the Plan (the “Award”).

2. Incorporation of Plan Provisions. The Award evidenced hereby is made under and pursuant to the Plan, a copy of which is available from the secretary of the Company and incorporated herein by reference, and the Award is subject to all of the provisions thereof. Capitalized terms used herein without definition shall have the same meanings given such terms in the Plan, unless a different meaning is specified herein.

3. Vesting of Phantom Stock. The Phantom Shares awarded to a Grantee shall vest and become fully payable in accordance with the vesting schedule described as follows:

.

4. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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5. Entire Agreement; Amendment. This Agreement is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made. This Agreement may not be modified, amended or terminated except by an instrument in writing signed by the parties hereto.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GRANTOR

ELANDIA, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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EXHIBIT E

FORM OF STOCK AWARD AGREEMENT

[RESTRICTED, UNRESTRICTED, DEFERRED OR PERFORMANCE-BASED]

UNDER THE ELANDIA, INC.

2007 STOCK OPTION AND INCENTIVE PLAN

THIS STOCK AWARD AGREEMENT (the “Agreement”) is made and entered into on                     , 2007 by and between Elandia, Inc., a Delaware corporation (the “Company”), and                          (the “Grantee”).

RECITALS:

A. The Company desires to provide incentive compensation to the Grantee in the form of shares of common stock, par value $0.00001 per share (the “Common Stock”), of the Company on the terms and subject to the conditions set forth herein.

B. Pursuant to the Elandia, Inc. 2007 Stock Option and Incentive Plan, as amended through the date hereof (the “Plan”), the Company hereby grants to the Grantee an award of                      (            ) shares of common stock (the “Common Stock”), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained and for other good and valuable consideration the receipt, and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Grant of Shares. The Company hereby grants to the Grantee the right to receive                          shares of Common Stock (the “Shares”), subject to the terms and conditions set forth herein and in the Plan.

[Insert Paragraph 2 if granting Restricted Stock]

2. Restrictions and Conditions.

a.	Shares of Common Stock granted herein are subject to certain other restrictions described as follows:

b.	Any book entries for the Shares granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

c.	Shares granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

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[Insert Paragraph 3 if the Shares granted are subject to a vesting schedule]

3. Vesting of Shares. The Shares awarded to a Grantee shall vest and become fully payable in accordance with the vesting schedule described as follows:

.

[Insert Paragraphs 4 and 5 if granting a Performance-based Stock Award]

4. Performance Vesting Criteria. The Grantee shall be entitled to have issued the Shares upon satisfaction of the performance condition(s) at the times or within the time frames (the “Performance Period(s)”) set forth below and in the Plan:

.

5. Performance-Based Compensation. The Award is/is not intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code and regulations thereunder.

6. Incorporation of Plan Provisions. The Award evidenced hereby is made under and pursuant to the Plan, a copy of which is available from the secretary of the Company and incorporated herein by reference, and the Award is subject to all of the provisions thereof. Capitalized terms used herein without definition shall have the same meanings given such terms in the Plan, unless a different meaning is specified herein.

[Insert Paragraph 7 if granting Deferred Stock]

7. Short-Term Referral. The Award is intended to constitute an arrangement that qualifies/ does not qualify as a “short-term deferral” exempt from the requirements of Section 409A of the Internal Revenue Code, and shall be construed accordingly.

[Insert Paragraph 8 if Grantee is granted Unrestricted or Restricted Stock]

8. Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within thirty (30) days following the acceptance of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.

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9. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

GRANTOR

ELANDIA, INC.

By:
Name:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned.

Dated:
Grantee’s Signature

Grantee’s name and address:

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